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                                                                    EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of the Cole National Corporation 401(k) Plan (the "Plan") on Form 11-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the Cole National Corporation 401(k) Plan Investment Committee (which is the Plan administrator and serves as the functional equivalent of the Chief Executive Officer and Chief Financial Officer of the Plan) certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to its knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Plan as of the dates and for the periods expressed in the Report.

         A signed original of this written statement required by Section 906 has been provided to Cole National Corporation and will be retained by Cole National Corporation and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  June 25, 2004

                                  COLE NATIONAL CORPORATION
                                  401(k) PLAN INVESTMENT
                                  COMMITTEE


                                  /s/ Lawrence E. Hyatt
                                  -------------------------------------------
                                  By:  Lawrence E. Hyatt

                                  Title:  Member of Cole National
                                  Corporation 401(k) Plan Investment
                                  Committee and Chief Financial Officer of
                                  Cole National Group, Inc., the Plan sponsor